UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K
_______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2014

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Quantum Corporation
(Exact name of registrant as specified in its charter)

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Delaware
(State or other jurisdiction of incorporation)

1-13449	94-2665054
(Commission File No.)	(IRS Employer Identification No.)

224 Airport Parkway, Suite 300
San Jose, CA 95110
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 944-4000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Plans at Annual Meeting

At the annual meeting of stockholders (the “Annual Meeting”) of Quantum Corporation (the “Company”) held on September 9, 2014, the stockholders of the Company approved and ratified the following: (i) an amended 2012 Long-Term Incentive Plan (the “Plan”) to increase the number of shares of Common Stock available for issuance under the Plan by 4,800,000 shares and (ii) an amended Employee Stock Purchase Plan (the “ESPP”) to increase the number of shares of Common Stock available for issuance under the ESPP by 6,500,000 shares.

The terms and conditions of the Plan and the ESPP are described in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on July 29, 2014. The Plan and the ESPP are filed as Exhibit 10.1 and Exhibit 10.2 hereto, respectively, and are each incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter submitted to a vote at the Annual Meeting held on September 9, 2014, as well as the number of votes cast with respect to each matter. For more information about these proposals, please refer to the Company’s Proxy Statement filed with the Securities and Exchange Commission on July 29, 2014.

Proposal 1

The stockholders elected nine nominees recommended by the Company’s Board of Directors (the “Board”) to the Board to serve until the next Annual Meeting or until their successors are elected and duly qualified, as set forth below:

Nominee	For	Against	Abstain	Broker Non-Votes
Paul R. Auvil III	165,802,615	2,969,491	597,579	58,599,967
Philip Black	166,133,957	3,101,039	134,689	58,599,967
Louis DiNardo	165,386,150	3,845,329	138,206	58,599,967
Dale L. Fuller	165,958,782	3,265,117	145,786	58,599,967
Jon W. Gacek	165,287,463	3,504,128	578,094	58,599,967
David A. Krall	166,604,732	2,191,135	573,818	58,599,967
Gregg J. Powers	164,722,380	4,069,742	577,563	58,599,967
David E. Roberson	166,569,849	2,207,051	592,785	58,599,967
Jeffrey C. Smith	166,091,354	3,149,881	128,450	58,599,967

Proposal 2

The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending March 31, 2015, as set forth below:

For	Against	Abstain	Broker Non-Votes
224,830,738	3,018,417	120,497	--

Proposal 3

The stockholders voted for the adoption of a resolution approving, on an advisory basis, the compensation of the Company’s named executive officers, as set forth below:

For	Against	Abstain	Broker Non-Votes
162,230,110	5,056,761	2,082,814	58,599,967

Proposal 4

The stockholders approved and ratified an amendment to the Company’s 2012 Long-Term Incentive Plan, as set forth below:

For	Against	Abstain	Broker Non-Votes
132,916,920	34,433,902	2,018,863	58,599,967

Proposal 5

The stockholders approved and ratified an amendment to the Company’s Employee Stock Purchase Plan, as set forth below:

For	Against	Abstain	Broker Non-Votes
165,590,187	1,930,269	1,849,229	58,599,967

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits	Description
	10.1	Quantum Corporation 2012 Long-Term Incentive Plan
	10.2	Quantum Corporation Employee Stock Purchase Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM CORPORATION

		By:	/s/ Shawn D. Hall
Shawn D. Hall
Senior Vice President, General
Counsel and Secretary

Dated:	September 9, 2014

EXHIBIT INDEX

Exhibits	Description
10.1	Quantum Corporation 2012 Long-Term Incentive Plan
10.2	Quantum Corporation Employee Stock Purchase Plan